                      THE LATIN AMERICAN DISCOVERY FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                         William G. Morton, Jr.
CHAIRMAN OF THE BOARD                   DIRECTOR
OF DIRECTORS

Michael F. Klein                        Stefanie V. Chang
PRESIDENT AND DIRECTOR                  VICE PRESIDENT

Peter J. Chase                          Harold J. Schaaff, Jr.
DIRECTOR                                VICE PRESIDENT

John W. Croghan                         Joseph P. Stadler
DIRECTOR                                VICE PRESIDENT

David B. Gill                           Valerie Y. Lewis
DIRECTOR                                SECRETARY

Graham E. Jones                         Joanna M. Haigney
DIRECTOR                                TREASURER

John A. Levin                           Belinda A. Brady
DIRECTOR                                ASSISTANT TREASURER

--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
U.S. ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

--------------------------------------------------------------------------------

                                        THE
                                   LATIN AMERICAN
                                     DISCOVERY
                                     FUND, INC.

--------------------------------------------------------------------------------




                                FIRST QUARTER REPORT
                                   MARCH 31, 1998
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

For the three months ended March 31, 1998, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 4.66% compared with 0.19% for the Morgan Stanley Capital International Emerging Markets Global Latin America Index (the "Index"). For the one year ended March 31, 1998, and for the period since commencement of operations on June 23, 1992 through March 31, 1998, the Fund's total return, based on net asset value per share, was 28.20% and 184.55%, respectively, compared with 14.52% and 99.44%, respectively, for the Index. On March 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $12.00 representing a 8.4% discount to the Fund's net asset value per share.

Latin American equity markets have languished despite rallies in U.S. and European stock markets. The largest contributor to the Fund's outperformance relative to the benchmark was strong country and stock selection in Brazil. Both overweighting Brazil, and focusing on the Brazilian telecoms and banks were favorable for performance. Also positive were our underweights in Peru and Venezuela, which fell 5.5% and 9.3%, respectively, during the quarter.

After declining in January, the Brazilian market rallied, gaining 7.7% during the first quarter. January's negative return was driven by renewed concerns that the currency might devalue and that interest rates, at over 40%, were too high. The authorities reacted favorably by lowering interest rates in February and March to approximately 28% by quarter end. To further boost market sentiment, the Brazilian government focused on fiscal reforms. Specifically, the Lower House of Congress is voting on reigning in future social security expenditures. This vote is important as it has implications for narrowing the country's budget deficit. We are particularly impressed with the government's initiatives to cut expenditures in an election year and thus have further increased our overweight position. Within Brazil, we are focusing on the banking and telecom stocks. Brazilian banks are attractive given their cheap valuations as they were oversold during the fourth quarter of 1997 and given a declining interest rate environment. We are bullish on Brazil's telecom stocks given attractive valuations coupled with strong growth expectations and steady progress on the privatization front.

The Mexican equities market fell 6.4% during the quarter on a slowdown in foreign portfolio investment and declining oil prices. We are neutral on Mexico as a result of a worsening trade deficit and the potential for higher than expected inflation and interest rate numbers. Central Bank Governor Ortiz announced that he was prepared to live with higher inflation if a looser monetary policy would help the trade balance. Within Mexico, we have continued to focus on the consumer sector taking advantage of the consumer recovery which began approximately ten months ago.

A rebound in depressed copper prices helped to firm Chile's equity market. The market gained 0.6% during the quarter. We increased our Chilean exposure to take advantage of the extreme price declines and widespread pessimism attributable to commodity deflation and the Asian contagion.

In the other markets, Argentina gained 1.4% driven by positive news regarding its economic reform program. Colombia was the worst performing market in the region falling 22.7% on interest rate increases, a weakening peso and some poor earnings announcements. Peru declined 5.5% on concerns about slowing economic growth, while Venezuela fell 9.3% on higher interest rates and falling oil prices.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR



/s/ Robert L. Meyer

Robert L. Meyer
PORTFOLIO MANAGER



/s/ Andy Skov

Andy Skov
PORTFOLIO MANAGER

April 1998

THE LATIN AMERICAN DISCOVERY FUND, INC.
INVESTMENT SUMMARY AS OF MARCH 31, 1998 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Total Return (%)
HISTORICAL                                      ------------------------------------------------------------------------------------
INFORMATION                                         Market Value (1)             Net Asset Value (2)                Index (3)
                                                --------------------------  -----------------------------  -------------------------
                                                                Average                       Average                       Average
                                                Cumulative       Annual       Cumulative       Annual         Cumulative     Annual
                                                ------------- ------------  --------------- -------------  --------------- ---------
                    Fiscal Year to Date            8.71%            --           4.66%            --           0.19%            --
                    One Year                      33.93          33.93%         28.20          28.20%         14.52          14.52%
                    Five Year                    153.47+         20.44+        145.54+         19.68+         95.71          14.37
                    Since Inception*             160.66+         18.05+        184.55+         19.86+         99.44          12.71
Past performance is not predictive of future performance.
------------------------------------------------------------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

[GRAPH]
                                                       Years ended December 31:
                                                                                                                    Three Months
                                                                                                                        Ended
                                                                                                                      March 31,
                                             1992*       1993        1994         1995        1996        1997          1998
                                           --------    --------    --------     --------    --------    --------      --------
Net Asset Value Per Share. . . . . . . .    $15.23     $ 23.31      $ 17.16     $ 10.98      $ 14.77     $ 20.34      $ 13.10
Market Value Per Share . . . . . . . . .    $13.25     $ 27.13      $ 18.25     $  9.88      $ 12.50     $ 17.94      $ 12.00
Premium/(Discount) . . . . . . . . . . .     -13.0%       16.4%         6.4%      -10.0%       -15.4%      -11.8%        -8.4%
Income Dividends . . . . . . . . . . . .        --          --      $  0.00#         --      $  0.16          --           --
Capital Gains Distributions. . . . . . .        --          --      $  5.74     $  0.45      $  1.14     $  0.70      $  6.66
Fund Total Return (2). . . . . . . . . .      8.01%      65.36%+      -0.14%     -27.61%+      47.19%      43.06%        4.66%
Index Total Return (3) . . . . . . . . .     -2.26%      52.29%       -3.69%     -13.53%       21.96%      31.66%        0.19%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Global Latin America Index (MSCI EMG Latin America Index) is a broad based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela, including dividends.
*    The Fund commenced operations on June 23, 1992.
#    Amount is less than $0.01 per share.
+ This return excludes the effect of the rights issued in connection with the Rights Offerings.

The Latin American Discovery Fund, Inc.
Portfolio Summary as of March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

               Short-Term Investments                    3.0%
               Equity Securities                        97.0%

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

               Other                                    10.5%
               Utilities - Electrical & Gas             11.3%
               Telecommunications                       42.1%
               Banking                                   9.4%
               Beverages & Tobacco                       6.4%
               Broadcasting & Publishing                 4.1%
               Building Materials & Components           4.9%
               Energy Sources                            3.4%
               Food & Household Products                 3.0%
               Merchandising                             2.5%
               Metals - Steel                            2.4%


--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

               Other                                     2.3%
               Venezuela                                 0.5%
               Colombia                                  0.6%
               Peru                                      0.8%
               Argentina                                 7.0%
               Chile                                     7.8%
               Mexico                                   29.4%
               Brazil                                   51.6%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS


                                                     Percent of
                                                     Net Assets
                                                     ----------
1.  Telebras (Brazil)                                  15.6%
2.  CRT (Brazil)                                       12.2
3.  Telmex (Mexico)                                     5.9
4.  Cemig (Brazil)                                      5.3
5.  Unibanco (Brazil)                                   4.6
6.  Cemex (Mexico)                                      4.5%
7.  Telefonica Argentina (Argentina)                    4.4
8.  FEMSA (Mexico)                                      4.0
9.  Televisa (Mexico)                                   3.6
10. Kimberly Clark de Mexico (Mexico)                   3.0
                                                       ----
                                                       63.1%
                                                       ----
                                                       ----

INVESTMENTS (UNAUDITED)
------------------------------------------------------------------------------
MARCH 31, 1998

                                                                      VALUE
                                                  SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.3%)
 (Unless otherwise noted)
--------------------------------------------------------------------------------
ARGENTINA (7.0%)
BANKING
     Banco del Suquia                            24,517          U.S.$        66
                                                                 ---------------
BEVERAGES & TOBACCO
     Quilmes Industrial ADR                      16,025                      183
                                                                 ---------------
ENERGY SOURCES
     YPF ADR                                     27,060                      920
                                                                 ---------------
TELECOMMUNICATIONS
     Telecom Argentina ADR                       89,290                   3,198
     Telefonica Argentina ADR                   194,119                   7,389
                                                                 ---------------
                                                                          10,587
                                                                ---------------
                                                                          11,756
                                                                 ---------------
--------------------------------------------------------------------------------
BRAZIL (51.6%)
BANKING
     Banco Bradesco (Preferred)             316,441,495                    3,270
     Banespa (Preferred)                     14,432,000                      965
     Banco Nacional (Preferred)              95,420,000                        4
     Unibanco (Preferred) GDR                   210,555                    7,633
                                                                 ---------------
                                                                          11,872
                                                                 ---------------
BUILDING MATERIALS & COMPONENTS
     Cia Cimento Portland Itau (Preferred)    2,435,000                      574
                                                                 ---------------
CONSTRUCTION & HOUSING
     Rossi Residencial GDR                      109,272                      697
     Rossi Residencial GDS                      269,535                    1,718
                                                                 ---------------
                                                                           2,415
                                                                 ---------------
ENERGY SOURCES
     Petrobras (Preferred)                    7,111,000                    1,695
     Petrobras ADR                              129,515                    3,029
                                                                 ---------------
                                                                           4,724
                                                                 ---------------
MERCHANDISING
     Globex Utilidades (Preferred)               14,200                      125
     Lojas Arapua (Preferred)                41,337,400                      138
     Lojas Arapua (Preferred) ADR                20,775                       71
     Lojas Renner (Preferred)                32,504,000                    1,229
                                                                 ---------------
                                                                           1,563
                                                                 ---------------
METALS -- NON-FERROUS
     CVRD (Preferred) ADR                        77,750                    1,875
     CVRD Bonus                                 116,420                       --
                                                                 ---------------
                                                                           1,875
                                                                 ---------------
METALS -- STEEL
     Gerdau (Preferred)                      98,533,422                    1,846
                                                                 ---------------
MULTI-INDUSTRY
     Iven (Preferred)                         1,268,500                      608
                                                                 ---------------
TELECOMMUNICATIONS
     CRT (Preferred) 'A'                     16,226,205                   20,408
     Telebras (Preferred)                   133,863,740                   17,625
     Telebras (Preferred) ADR                    64,312                    8,348
                                                                 ---------------
                                                                          46,381
                                                                 ---------------
--------------------------------------------------------------------------------
TEXTILES & APPAREL
     Coteminas                                5,426,400                    1,408
     Coteminas ADR                                9,305                      120
     Encorpar (Preferred)                     8,492,000                       33
                                                                 ---------------
                                                                           1,561
                                                                 ---------------
UTILITIES -- ELECTRICAL & GAS
     Cemig (Preferred)                      113,017,000                    5,487
     Cemig (Preferred) ADR                       69,465                    3,378
     Copel (Preferred) 'B'                  269,456,000                    3,842
                                                                 ---------------
                                                                          12,707
                                                                 ---------------
                                                                          86,126
                                                                 ---------------
--------------------------------------------------------------------------------
CHILE (7.4%)
AEROSPACE & MILITARY TECHNOLOGY
     LANCHILE ADR                                 3,000                       41
                                                                 ---------------
BANKING
     Banco Edwards ADR                            7,740                      127
     Banco Santander Chile ADR                   14,900                      210
     Banco Santiago ADR                          14,300                      322
                                                                 ---------------
                                                                             659
                                                                 ---------------
BEVERAGES & TOBACCO
     CCU ADR                                     54,925                    1,661
                                                                 ---------------
FINANCE
     Citicorp-Chile Financiero Fund               3,801                       73
                                                                 ---------------
MERCHANDISING
     Santa Isabel ADR                            44,705                      813
                                                                 ---------------
MULTI-INDUSTRY
     Quinenco ADR                                51,020                      628
                                                                 ---------------
RETAIL -- MAJOR DEPARTMENT STORES
     D&S ADR                                     37,675                      655
                                                                 ---------------
TELECOMMUNICATIONS
     CTC ADR                                     58,720                    1,618
                                                                 ---------------
UTILITIES -- ELECTRICAL & GAS
     Chilectra ADR                              103,090                    2,910
     Endesa ADR                                  68,190                    1,313
     Enersis ADR                                 51,540                    1,627
     Gener ADR                                   13,680                      329
                                                                 ---------------
                                                                           6,179
                                                                 ---------------
                                                                          12,327
                                                                 ---------------
--------------------------------------------------------------------------------
COLOMBIA (0.6%)
BANKING
     Banco de Colombia                           10,373                        3
                                                                 ---------------
BEVERAGES & TOBACCO
     Bavaria                                     87,449                      514
                                                                 ---------------
FINANCIAL SERVICES
     Valores Bavaria                            159,679                      432
                                                                 ---------------
MULTI-INDUSTRY
     Corfivalle                                       2                       --@
                                                                 ---------------
                                                                             949
                                                                 ---------------
--------------------------------------------------------------------------------

                                                                      VALUE
                                                  SHARES              (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MEXICO (29.4%)
BANKING
     Banacci 'B'                                130,200          U.S.$       331
     Banacci 'L'                                645,651                    1,499
     Bancomer 'B'                             1,422,260                      838
                                                                 ---------------
                                                                           2,668
                                                                 ---------------
BEVERAGES & TOBACCO
     FEMSA 'B'                                  816,895                    5,925
     FEMSA ADR                                   91,830                      663
     Grupo Modelo 'C'                           106,975                      909
     Panamco                                     21,260                      853
                                                                 ---------------
                                                                           8,350
                                                                 ---------------
BROADCASTING & PUBLISHING
     Televisa CPO GDR                           164,972                    6,042
     TV Azteca ADR                               41,886                      822
                                                                 ---------------
                                                                           6,864
                                                                 ---------------
BUILDING MATERIALS & COMPONENTS
     Cemex 'B'                                  216,845                    1,172
     Cemex 'B' ADR                              199,837                    2,197
     Cemex CPO                                  932,058                    4,152
                                                                ---------------
                                                                           7,521
                                                                 ---------------
FOOD & HOUSEHOLD PRODUCTS
     Kimberly Clark de Mexico 'A'               982,059                    5,049
                                                                 ---------------
MERCHANDISING
     Cifra 'C'                                  239,362                      424
     Cifra 'V' ADR                                3,970                       73
     Cifra 'V'                                  716,002                    1,309
                                                                 ---------------
                                                                           1,806
                                                                 ---------------
METALS -- STEEL
     Tamsa ADR                                  115,565                    2,160
                                                                 ---------------
MULTI-INDUSTRY
     ALFA 'A'                                   147,535                      833
     Grupo Carso 'A1'                           135,260                      824
     Desc ADR                                    19,940                      613
                                                                 ---------------
                                                                           2,270
                                                                 ---------------
RECREATION, OTHER CONSUMER GOODS
     Blockbuster de Mexico ADR                   40,000                       --
                                                                 ---------------
RETAIL -- MAJOR DEPARTMENT STORES
     Soriana 'B'                                629,170                    2,396
                                                                 ---------------
TELECOMMUNICATIONS
     Telmex 'L' ADR                             175,458                    9,891
                                                                 ---------------
                                                                          48,975
                                                                 ---------------
--------------------------------------------------------------------------------
PERU (0.8%)
BANKING
     Banco Wiese ADR                             76,620                      421
                                                                 ---------------
TELECOMMUNICATIONS
     Tel Peru 'B' ADR                            41,440                      894
                                                                 ---------------
                                                                           1,315
                                                                 ---------------
--------------------------------------------------------------------------------
VENEZUELA (0.5%)
TELECOMMUNICATIONS
     CANTV ADR                                   20,765                      868
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost U.S.$151,364)                                                     162,316
                                                                 ---------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.5%)
--------------------------------------------------------------------------------
CHILE (0.4%)
TIME DEPOSIT
     Citibank 7.80%, 6/1/98             CLP          24                      744
                                                                 ---------------
--------------------------------------------------------------------------------
UNITED STATES (2.1%)
REPURCHASE AGREEMENT
     Chase Securities, Inc., 5.60%,
      dated 3/31/98, due 4/1/98, to
      be repurchased at U.S.$3,518,
      collateralized by U.S.$3,450,
      United States Treasury Notes,
      6.25%, due 4/30/01, valued at
      U.S.$3,600                        U.S.$     3,517                    3,517
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost U.S.$4,262)                                                         4,261
                                                                 ---------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.5%)
     Argentine Peso                     ARP         423                      423
     Brazil Real                        BRL         180                      158
     Chilean Peso                       CLP          30                       --@
     Colombian Peso                     COP     173,782                      128
     Mexican Peso                       MXP          55                        6
     Peruvian New Sol                   PSS         107                       38
     Venezuelan Bolivar                 VEB      25,608                       49
                                                                 ---------------
 (Cost U.S.$803)                                                             802
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
     (Cost U.S.$156,429)                                                 167,379
                                                                 ---------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3)%
     Other Assets                       U.S.$     4,418
     Liabilities                                (4,987)                    (569)
                                        ---------------          ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
     Applicable to 12,736,125 issued and
      outstanding U.S.$0.01 par value shares
      (100,000,000 shares authorized)                               U.S.$166,810
                                                                 ---------------
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$     13.10
                                                                 ---------------
                                                                 ---------------
--------------------------------------------------------------------------------

  @  -- Value is less than U.S.$500.
ADR  -- American Depositary Receipt
GDR  -- Global Depositary Receipt
GDS  -- Global Depositary Shares


                                          6